EXHIBIT A
                                    Fees

BISHOP STREET FUNDS
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Fund                                  Share Class              Maximum Fee
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Hawaii Municipal Bond Fund              Class I                   0.25%
                                      ------------------------------------------
                                        Class A                   0.25%
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High Grade Income Fund                  Class I                   0.25%
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Dividend Value Fund                     Class I                   0.25%
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Short-Duration Bond Fund                Class I                   0.10%
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THE ADVISORS' INNER CIRCLE FUND
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Fund                                  Share Class              Maximum Fee
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Acadian Emerging Markets               Investor                   0.25%
                                      ------------------------------------------
Portfolio                                 Y                       0.10%
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AT Disciplined Equity Fund             Investor                   0.15%
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AT Income Opportunity Fund             Investor                   0.15%
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AT Mid Cap Equity Fund                 Investor                   0.15%
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AT All Cap Growth Fund                 Investor                   0.10%
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AT Equity Income Fund                  Investor                   0.10%
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Cambiar Opportunity Fund               Investor                   0.25%
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Cambiar International Equity           Investor                   0.25%
Fund
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Cambiar Small Cap Fund                 Investor                   0.25%
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Cambiar Global Ultra Focus             Investor                   0.25%
Fund
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Cambiar SMID Fund                      Investor                   0.25%
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Cambiar Global Equity Fund             Investor                   0.25%
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Cambiar International Small Cap      Institutional                0.25%
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Cornerstone Advisors Core Plus       Institutional                0.05%
Bond Fund
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Cornerstone Advisors Global          Institutional                0.05%
Public Equity Fund
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Cornerstone Advisors Income          Institutional                0.05%
Opportunities Fund
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Cornerstone Advisors Public          Institutional                0.05%
Alternatives Fund
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Cornerstone Advisors Real            Institutional                0.05%
Assets Fund
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Edgewood Growth Fund                   Retail                     0.25%
                                      ------------------------------------------
                                       Service                    0.25%
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Hamlin High Dividend Equity            Investor                   0.25%
Fund
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Sands Capital Global Growth            Investor                   0.25%
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

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Fund                                  Share Class              Maximum Fee
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THB MicroCap Fund                       Investor                  0.25%
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Westwood SMidCap Fund                Institutional                0.20%
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Westwood SMidCap Plus Fund           Institutional                0.20%
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Westwood SmallCap Fund               Institutional                0.20%
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Westwood Opportunistic High          Institutional                0.15%
Yield Fund
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Westwood Market Neutral              Institutional                0.15%
Income Fund
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Westwood Worldwide Income            Institutional                0.15%
Opportunity Fund
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THE ADVISORS' INNER CIRCLE FUND II
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Fund                                  Share Class              Maximum Fee
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Hancock Horizon Burkenroad             Investor                   0.25%
Small Cap Fund                      --------------------------------------------
                                       Class D                    0.25%
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Hancock Horizon U.S. Small             Investor                   0.25%
Cap Fund                            --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Diversified            Investor                   0.25%
International Fund                  --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Quantitative           Investor                   0.25%
Long/Short Fund                     --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Louisiana Tax-         Investor                   0.25%
Free Income Fund                    --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Mississippi            Investor                   0.25%
Tax-Free Income Fund                --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Diversified            Investor                   0.25%
Income Fund                         --------------------------------------------
                                       Class C                    0.25%

Hancock Horizon Dynamic Asset          Investor                   0.25%
Allocation Fund                     --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon International          Investor                   0.25%
Small Cap Fund                      --------------------------------------------
                                       Class C                    0.25%
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Hancock Horizon Microcap Fund          Investor                   0.25%
                                    --------------------------------------------
                                       Class C                    0.25%
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LM Capital Opportunistic Bond         Retirement                  0.15%
Fund
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RQSI Small Cap Hedged Equity            Retail                    0.10%
Fund
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RQSI GAA Systematic Global              Retail                    0.10%
Macro Fund
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Westfield Capital Large Cap            Investor                   0.25%
Growth Fund
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Westfield Capital Dividend             Investor                   0.25%
Growth Fund
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                                                      Revised: November 15, 2017